UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2007


                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  0-11380               11-2650500
   --------------------------------    ---------              ----------
   (State or other jurisdiction of    (Commission          (I.R.S. Employer
    incorporation or organization)     file number)       Identification No.)


    1983 Marcus Avenue, Lake Success, New York                  11042
   -------------------------------------------                  -----
   (Address of principal executive offices)                   (Zip Code)

                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)



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Item 3.02.  Unregistered Sale of Equity Securities.

On March 5, 2007, the Company raised $1,500,000 through the sale of 5,000,000 shares of the Company's Class A Common Stock and warrants to acquire up to 2,500,000 shares of Class A Common Stock at $0.45 per share over a five-year period. Under the warrants, if the Company should later sell shares of its Class A Common Stock at less than $0.45 per share, the exercise price of the warrants would automatically decrease to the lower per share sale price. That change in the exercise price would not affect the number of shares that could be purchased under the warrants.

In connection with the sale, the Company agreed to pay a placement agent a seven percent commission of $105,000 and to grant the agent 350,000 warrants to purchase shares of Class A Common Stock for $0.45 per share. There is no price protection in the warrants issued to the placement agent.

The sale requires that the Company register with the Security and Exchange Commission the Class A Common Stock and the underlying warrant shares of the Class A Common warrants by July 2, 2007. The net proceeds of the sale will be used primarily to continue to expand the Company's licensee base through its conversion program and for general working capital purposes.

The issuances of securities in the offering were made under the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and by Rule 506 of Regulation D. To make the exemptions available, the Company relied on the facts that its offer was made without any form of general solicitation and that the investors were accredited investors, had full access to information about the Company as well as knowledge and experience in financial and business matters so as to be capable of evaluating the risks of the investment, and represented that they were purchasing for investment. The securities issued were not registered under the Securities Act and therefore may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

On March 6, 2007, the Company issued a press release disclosing the above, a copy of which is attached to this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

        (d)    Exhibits

               Exhibit No.Description

                 10.1 Common Stock and Warrant Purchase Agreement dated March 5, 2007
                 10.2     Form of Warrant dated March 5, 2007
                 10.3     Registration Rights Agreement dated March 5, 2007
                 99.1     Press release dated March 6, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: March 6, 2007                           ATC HEALTHCARE, INC.

                                               By:   /s/ Daniel M. Pess
                                                  ---------------------

                                               Daniel M. Pess
                                               Senior Vice President-Finance,
                                               Chief Financial Officer,
                                               and Treasurer







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